Summary Prospectus May 1, 2010



CASH RESERVE FUND - PRIME SERIES


CLASS/Ticker    CASH RESERVE PRIME SHARES    ABRXX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://www.dws-investments.com/moneypros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 231-8568 or asking your financial advisor. The prospectus and SAI, both dated May 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks a high level of current income consistent with liquidity and the preservation of capital.


The fund is a feeder fund that invests substantially all of its assets in a "master portfolio," the Cash Management Portfolio (the "Portfolio"), which will invest directly in securities and other instruments. The Portfolio has the same investment objective as the fund. References to the fund may refer to actions undertaken by the Portfolio.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares.


SHAREHOLDER FEES


(paid directly from your investment)   None
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ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


Management fee                                          0.12
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Distribution/service
(12b-1) fees                                            0.25
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Other expenses (includes an administrative fee)(1)      0.31
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TOTAL ANNUAL FUND OPERATING EXPENSES(2)                 0.68
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(1) Restated on an annualized basis to exclude the fees paid in connection with the fund's participation in the U.S. Treasury Department's Temporary Guarantee Program, which expired on September 18, 2009. If those fees had been included, the fund's "Other expenses" and "Total annual fund operating expenses" would have been higher.
(2) The table and Example below reflects the expenses of both the fund and the Portfolio.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $69        $218       $379       $847
     ---        ----       ----       ----



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase. The fund maintains a dollar-weighted average maturity of 90 days or less.


Although the fund seeks to maintain a stable $1.00 share price, you could lose money by investing in the fund. All money market instruments can change in value when interest rates or an issuer's creditworthiness change.


The fund invests in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and US government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund will invest more than 25% of total assets in the obligations of banks and other financial institutions that satisfy the fund's eligibility requirements.


The fund may invest up to 10% of total assets in other money market mutual funds.


MANAGEMENT PROCESS. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities.


The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

o have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

o are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

o have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO or are deemed by the Advisor to be of comparable quality.

Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy. Portfolio management may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

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SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

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MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


The fund is exposed to the risk factors below though the Portfolio, which invests directly in the individual securities.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund.


INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For money market instruments that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring money market instruments. Because guarantors may insure many types of debt obligations, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the



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SUMMARY PROSPECTUS May 1, 2010                Cash Reserve Fund - Prime Series
fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting banks or financial institutions will have a significant impact on the fund's performance. In particular, banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance.


FOREIGN INVESTMENT RISK. To the extent that the fund invests in money market instruments of foreign issuers that are denominated in US dollars, it faces some of the risks of foreign investing, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


Effective May 14, 2007, some of the fund's investment strategies changed. The fund's past performance would have been different if the fund was managed using the current strategies.


CALENDAR YEAR TOTAL RETURNS (%) (Cash Reserve Prime Shares)

Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  5.95    3.72    1.25      0.57    0.77    2.62    4.42    4.77       2.28      0.10
  2000    2001    2002      2003    2004    2005    2006    2007      2008      2009




Best Quarter: 1.54%, Q4 2000       Worst Quarter: 0.00%, Q2 2009
Year-to-Date as of 3/31/10: 0.00%

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended 12/31/2009 expressed as a %)


             1          5         10
          YEAR      YEARS      YEARS
     ---------  ---------  ---------
     0.10           2.83       2.63
     ----           ----       ----

Total returns would have been lower if operating expenses hadn't been reduced.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $1,500 and there is no minimum additional investment. However, your financial advisor may set its own minimum investments.


TO PLACE ORDERS

The fund is available only through a financial advisor, such as a broker or financial institution. You should contact a representative of your financial advisor for instructions on how to buy or sell fund shares.



TAX INFORMATION


The fund's distributions (distributions are declared daily and paid monthly) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. The fund may take into account capital gains and losses in its daily dividend declaration. The fund may make additional distributions for tax purposes if necessary.



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SUMMARY PROSPECTUS May 1, 2010                Cash Reserve Fund - Prime Series

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


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                                                Cash Reserve Fund - Prime Series
                                        SUMMARY PROSPECTUS May 1, 2010 CRPSR-SUM